Exhibit 10.10

PUBLIC BANK BERHAD (PB CARD SERVICES)

BUSINESS PARTNER AGREEMENT

This Agreement is made on the 08 (day) of Feb (month) 2022 (year) BETWEEEN Gem Reward Sdn Bhd who registered at No.29, Jalan PPU 2A, Taman Perindustrian Pusat Bandar Puchong, 47100 Puchong, Selangor, Malaysia. (hereinafter called Merchants) with Public Bank (6463-H) who registered at 27th Floor, Menara Public Bank, 146 Jalan Ampang, 50450 Kuala Lumpur.

Programme	:	Spend & Be Rewarded at ZCity
Offer Period	:	1 March – 31 May 2022
Terms & Conditions	:	Attached as pdf file

Participating Outlets &	:	Gem Reward Sdn Bhd

Contact Numbers	:	010-269 8977
* Please provide the full list if more than 2 participating outlets and contact numbers
Collateral Delivery Address	:	No.29, Jalan PPU 2A,
Taman Perindustrian Pusat Bandar Puchong
47100 Puchong, Selangor

Signature	:	/s/Teo Chong Chan

Name	:	Teo Chong Chan

Company’s name chop	:

Kindly sign & acknowledge this agreement and fax to 03-2166 8799

*PB A&P support subject to Public Bank’s approval.

Management have the final say on the approved visual and artwork.